Note 19 - Sale of Assets Held for Sale: MH 02 & its Subsidiaries	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Sale of Assets Held for Sale [Text Block]
19.	Sale of Assets Held for Sale: MH 02 & its Subsidiaries

During the second quarter of 2025, on May 7, 2025, the Company sold AEG MH 02 Limited (“MH02”) and all its subsidiaries to two buyers. Pursuant to which, the Company entered into a Share Purchase Agreement along with its subsidiary, Alternus Europe Limited (the “Seller”), OBN Real Estate Limited (the “Majority Buyer”) and BVP Green Bond 2018 Limited (the “Minority Buyer”) (together the “Buyers”) for the sale of the entire issued share capital of AEG MH 02 Limited (“MH02”), including all of MH02’s subsidiaries: AED Italia-01 S.r.l; AED Italia-02 S.r.l; AED Italia-03 S.r.l; AED Italia-04 S.r.l; AED Italia-05 S.r.l; AED Italia-06 S.r.l; AED Italia-07 S.r.l; AED Italia-08 S.r.l; PC-Italia-01 S.r.l; PC-Italia-03 S.r.l; PC-Italia-04 S.r.l; Risorse Solari I S.r.l; and Risorse Solari III S.r.l (the “Transaction”), for a total consideration of (i) the assumption of approximately $17.6 million in debt (ii) the forbearance by the Majority Buyer on the right to claim up to €15.4 million ($17.4 million) against the Company’s guarantee until MH02’s solar projects reach ready to build status, and (iii) the right of the Company to purchase MH02’s solar photovoltaic projects at fair market value, subject to a minimum price of €150,000 per megawatt, as each project reaches ready to build status. The Majority Buyer acquired 75.5% of MH02 and the Minority Buyer acquired the remaining 24.5% of MH02’s share capital.

As part of the Transaction the Minority Buyer agreed to forbear its claim against AEG, and as an incentive for the parties to enter into the transaction, the Company issued 53,300 shares of restricted common stock to the Minority Buyer. The Company recorded a fair value of $0.4 million for this share issuance as receivable by AEG to the Company.

As a result of the Transaction, the Company recorded a gain on the sale of approximately $11.9 million and removed approximately $18.3 million in debt and payables related to MH02’s activities.

As this sale is not considered an exit strategy of the Italian market, the assets were not classified as discontinued operations in accordance with ASC 205-20.

The major classes of assets and liabilities transferred on May 7, 2025 in the sale of MH02 and its subsidiaries are shown below:

As of
May 7,
MH 02 and Italian Subsidiaries	2025
(in thousands)

Assets:
Cash and cash equivalents	$47
Other current assets	388
Capitalized development costs	3,877
Total assets	$4,312

Liabilities:
Accounts payable & accrued liabilities	$694
Short term convertible & non-convertible notes	17,606
Other current liabilities	16
Total liabilities	$18,316
Amounts due to AEG not acquired	1,567
Foreign currency translation reserve	472
Net (gain)/loss on sale of the subsidiaries	$(11,965)